Exhibit 99
PRESS RELEASE FOR IMMEDIATE RELEASE	September 9, 2010

Butler National Corporation First Quarter Fiscal 2011 Investor Conference Call Scheduled September 15, 2010

Fastest-Growing Publicly-Traded Company in Kansas
And 10th Fastest-Growing Publicly-Traded Company in Midwest
To Discuss Results and Outlook for Fiscal 2011

OLATHE, KANSAS, September 9, 2010, - Butler National Corporation (OTC Bulletin Board: BUKS), a leading manufacturer and provider of support systems for commercial and military aircraft and a recognized provider of management services in diverse business groups announces a conference call to release financial results for the first quarter of fiscal 2011 for the period ended July 31, 2010.

What: Butler National Corporation First Quarter Fiscal 2011 Financial Results Conference Call

When: Wednesday, September 15, 2010 - 9:00AM Central Daylight Time

How: Live via phone by dialing 800-624-7038. Code: Butler National Corporation. Participants to the conference call should call in at least 5 minutes prior to the start time.

This announcement follows the July 28, 2010 release of fiscal 2010 financial results for the company. Fiscal 2010 was the most successful year in the history of Butler National Corporation. The company set new highs in both sales and profitability. Revenues for fiscal 2010 increased 80.1% over fiscal 2009.

The 10th Fastest-Growing Publicly-Traded Company in Midwest

For the most recent fiscal year reported, Butler National Corporation was the 10th fastest-growing publicly-traded company in the Midwest. According to data from Edgar-Online, Hoovers Inc. and company financial statements, there are 923 publicly-traded companies in the Midwest. These companies generate combined revenues of $2.7 trillion. The Midwest states are defined as Illinois, Indiana, Iowa, Kansas, Michigan, Minnesota, Missouri, Nebraska, North Dakota, South Dakota, Ohio, and Wisconsin. These states have a combined population of 66.8 million. Butler National Corporation was the 10th fastest-growing publicly-traded company in this region.

(For source data charts and analysis, please see contacts below).

The Fastest-Growing Publicly-Traded Company in Kansas

Butler National Corporation was the fastest-growing publicly-traded company in the State of Kansas for the most recent fiscal year reported. This includes 28 publicly-traded companies with combined revenues of $61 billion.

(For source data charts and analysis, please see contacts below).

Results for First Quarter Fiscal 2011

Clark Stewart, President & CEO, Butler National Corporation, will be leading the call scheduled for September 15, discussing results of the first quarter, the status of new and existing orders, an outlook for the balance of fiscal 2011 and an overview of the different drivers of growth. This includes international growth generated from the aerospace segment and regional growth generated from services including the new Boot Hill Casino in Dodge City.

The conference call will cover key metrics for the company as the company continues to grow, drive economic development, and become a leader in Kansas and the Midwest regional area.

Butler National Corporation - About Us

Butler National Corporation operates in the Aerospace and Services business segments. The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft. Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services. For more information, visit www.butlernational.com.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward-looking statements. Investors should not place undue reliance on forward-looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
Humanity Worldwide Capital Group Lou Albert Rodriguez lou.albert@humanityworldwide.com www.humanityworldwide.com Jim Drewitz, Public Relations jim@jdcreativeoptions.com	Ph (914) 479-9060 Ph (830) 669-2466
THE WORLDWIDE WEB: Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.